                                                                    Exhibit 99.1

                                                        [GRAPHIC OMITTED] SYNOVA
                                                                      HEALTHCARE
                                                        ------------------------

COMPANY PRESS RELEASE
SYNOVA HEALTHCARE GROUP, INC.                              TRADING SYMBOL (SNVH)
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                                             Sept. 14, 2005

         SYNOVA HEALTHCARE GROUP, INC. SIGNS AGREEMENT WITH BIOPAD, LTD.
             FOR DEVELOPMENT AND DISTRIBUTION OF NOVEL FETAL MONITOR

Media, PA: Synova Healthcare Group, Inc. (SNVH) announced today that its wholly owned subsidiary, Synova Pre-Natal Healthcare Inc. (Synova Pre-Natal), has executed a distribution agreement with Biopad, Ltd., a research and development organization based in Israel. Under the agreement, Biopad, Ltd. will develop a novel non-invasive medical device that is expected to prove useful in the field of fetal monitoring. Synova Pre-Natal will become the exclusive distributor of the product in the initial territories of the USA, Canada and Mexico. The continued effectiveness of the distribution agreement is subject to the parties signing definitive documents relating to the purchase by Synova Pre-Natal of ordinary shares of Biopad.

Fetal activity has long been recognized as a sound predictor of fetal well being. Therefore, the monitoring of fetal movement often plays an important role in the overall obstetrical care of the pregnant mom-to-be. The device under development will be consistent with the mission of Synova Healthcare which is to bring to market innovative, high quality, non-invasive medical diagnostics.

About Synova Healthcare Group, Inc.:
------------------------
Synova Healthcare Group, Inc. (SNVH) presently operates it's wholly owned subsidiary Synova Healthcare, Inc., which distributes rapid, non-invasive medical diagnostics at retail for over-the-counter (OTC) use, and direct to health care providers for point of care (POC) use in the clinical setting. The company's products are designed to improve human health and quality of life by providing early and accurate awareness of the onset of certain medical conditions.

                          ~~~~~~~~~~~~~~~~~~~~~~~~~~~~

This Press Release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "anticipates", "believes", "estimates", "expects", "plans", "intends", "potential" and similar expressions. These statements reflect the Company's current beliefs and are based upon information currently available to it. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance or achievements to differ materially from those expressed in or implied by such statements. There can be no assurance that such factors will not affect the accuracy of such forward-looking statements. The Company undertakes no obligation to update or advise in the event of any change, addition or alteration to the information set forth in this Press Release including such forward-looking statements. This press release does not constitute an offer to sell or the solicitation of an offer to buy; nor will there be any sale of securities of Synova Healthcare Group, Inc. in any state where such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of those states.


Corporate Contact Information:
------------------------------

Synova Healthcare Group, Inc
1400 N. Providence Road, Ste. 6010
Media, PA   19063
Tel: 610-565-7080
Fax: 610-565-7081

www.synovahealthcare.com
------------------------

Inquiries may also be directed to: customerservice@synovahealthcare.com


                          SYNOVA HEALTHCARE GROUP, INC.
   1400 N. PROVIDENCE ROAD/SUITE 6010/BUILDING 2 o MEDIA/PENNSYLVANIA o 19063
                       TEL: 610-565-7080/FAX: 610-565-7081